Exhibit 10.41

GUARANTY AGREEMENT

(Unconditional Payment)

For good and valuable consideration, the current receipt and reasonable equivalence of which are hereby acknowledged, Guarantor, as defined below, hereby, jointly and severally, irrevocably, unconditionally and absolutely promises to pay in legal tender of the United States, and hereby guarantees payment, and not merely collection, and performance, when and as due, of all of the Indebtedness, as defined below, of Borrower, as defined below, to Lender, as defined below, or order, including but not limited to, payment and performance of the Indebtedness of Borrower under a Note dated of or around  even date, in the initial principal  commitment amount of
$14,400,000.00 (the "Note"), as evidence for Note No. 6219327 (the "Loan").

1.  Definitions.

"Borrower" means ORM Timber Fund III (REIT) Inc., a Delaware corporation.

"Collateral" means all the property pledged to secure the Loan, as described m the Loan Documents.

"Future Payment Fund Account" means an interest-bearing conditional advance payment account with Lender and all money paid into that account and all interest earned thereon.

"Guarantor" means,  collectively, ORM Timber Fund III LLC, a Delaware limited liability company, and ORM Timber Fund III (Foreign) LLC, a Delaware limited liability company.

"Guaranty" means this Guaranty Agreement made by Guarantor for the continuing benefit of Lender.

"Indebtedness" is used in this Guaranty in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts and Indebtedness owed under the Note and or other Loan Documents to Lender, now existing  or hereinafter incurred or created, including without limitation, all Loan advances, repayment of all principal, payment of interest, prepayment fees, breakage fees, loan fees, unused commitment fees, cost and expenses as defined in the Note and all costs and expenses described in any other Loan Documents, other obligations and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of  them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions that may be voidable on account of infancy, incapacity, incompetency, ultra vires or otherwise.

Guaranty Agreement - Unconditional Payment
(ORM Timber Fund III (REIT) Inc./Note No. 6219327)

"Lender" means Northwest Farm Credit Services, PCA and its agents, successors and assigns. Lender's physical address is 1700 South Assembly Street, Spokane, WA 99224-2121, and mailing address is P. 0. Box 2515, Spokane, WA 99220-2515, and may be changed by Lender by providing written notice of the change to Guarantor.

"Loan Documents" means and includes without limitation, the Note, Master Loan Agreement, Membership Agreement, environmental indemnities, guaranties, security agreements, mortgages, deeds of trust and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan and Indebtedness, and all extensions, renewals, amendments, modifications, substitutions and replacements thereof.

2.  Nature of Guaranty. Guarantor acknowledges that Lender was willing to make the Loan to Borrower or is willing to provide additional advances only on the condition that Guarantor duly execute and deliver this Guaranty to Lender. Guarantor also acknowledges that Guarantor is an affiliate of Borrower and that the business organization of Borrower, Guarantor and their affiliates, if any, is such that the Loan will benefit Guarantor either (a) because Guarantor is a direct or indirect investor in Borrower, or (b) because the proceeds of the Loan will enable Borrower, or an affiliate of Borrower, to purchase assets at prices and on terms that will enhance the prospects of Guarantor, Borrower  or their affiliates operating at a profit. Guarantor's liability under this Guaranty shall be open and continuous for  so long as the Indebtedness exists. No payments made upon the Indebtedness will discharge or diminish the liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness that subsequently arises or is thereafter incurred or contracted.

3.  Attorney's Fees and Costs. The liability of Guarantor under this Guaranty shall include all of Lender's expenses and attorneys' fees incurred in connection with or relating to (a) the collection of the Indebtedness, (b) the collection and sale of any Collateral for the Indebtedness or any Collateral given for this Guaranty, or (c) the enforcement of this Guaranty or any other Guaranty given to Lender by another guarantor to guaranty the Indebtedness. Attorneys' fees include without limitation,  attorneys' fees whether or not there is a lawsuit or bankruptcy proceeding, and if there is a lawsuit or bankruptcy proceeding, any fees and costs for hearings, trial and appeals. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

4.  Duration of Guaranty. This Guaranty will take effect when an executed copy is received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. All renewals, extensions, substitutions and modifications of the Indebtedness are contemplated under this Guaranty. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death,  incapacity  or  incompetency  of  Guarantor,  regardless  of  Lender's  actual  notice  of

Guaranty Agreement - Unconditional Payment
(ORM Timber Fund III (REIT) Inc./Note No. 6219327)

Guarantor's death. If the Indebtedness is for a revolving line of credit, the terms of which permit Borrower to borrow, repay and reborrow Loan proceeds, then fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's successors and  assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00).

5.  Guarantor's Authorization to Lender. Guarantor authorizes Lender, without notice or demand, and without reducing Guarantor's liability under this Guaranty, from time to time:
(a) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other property to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness, extensions may be repeated and may be for longer than the original Loan term; (c) to take and hold Collateral for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect and release any such Collateral, with or without the substitution of new Collateral; (d) to release, substitute, agree not to sue or deal with any one or more of the Borrowers, the Borrower's sureties, endorsers or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to direct the order or manner of sale of the Collateral, including without limitation, any nonjudicial sale permitted by the terms of the controlling Loan Documents Lender in its discretion may determine; (g) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

6.  Guarantor's Representations and Warranties. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor that would limit or qualify in any way the terms of this Guaranty; (b) Guarantor has full power, right and authority to enter into this Guaranty; (c) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation  of any law, regulation,  court decree or order applicable to Guarantor;
(d) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information that has been, and all future financial information that will be provided to Lender is and will be true and correct in all material respects and fairly presents the financial condition of Guarantor, as of the dates the financial information is provided; (f) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred that may materially adversely affect Guarantor's financial condition; (g) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; and (h) Lender has made no representation to Guarantor as to the creditworthiness of Borrower.

Guaranty Agreement - Unconditional Payment
(ORM Timber Fund III (REIT) Inc./Note No. 6219327)

In the event Borrower becomes the subject of an insolvency proceeding, Guarantor authorizes Lender to continue to extend credit to Borrower as debtor-in-possession or otherwise without thereby affecting Guarantor's liability under this Guaranty for repayment of all loans and credit extensions made to Borrower before or after the commencement of such proceedings. This Guaranty specifically includes any amount that Lender may be required to repay on account of a voided transfer. Regardless of the payment of the Indebtedness hereby guaranteed, the liability of Guarantor to Lender will continue until I 0 days after the expiration of the longest of any potentially applicable federal or state statute of limitations relating to preferences and fraudulent transfers.

7.   Guarantor's Waivers.

7.1   Except as prohibited by applicable law, Guarantor hereby waives any right to require Lender to: (a) make any presentment, protest, demand or notice of any kind, including notice of change or any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Guarantor; (c) proceed against any Collateral for the Indebtedness, including Collateral provided by Guarantor, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time and place of any sale of the Collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, the Collateral or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

7.2   Guarantor also waives any and all rights or defenses arising by reason of: (a) any disability or other defense of Borrower, any other guarantor or surety or any other person; (b) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (c) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (d) any act of omission or commission by Lender, which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety or the Indebtedness, or the loss or release of any Collateral by operation of law or otherwise; (e) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (f) any modification or change in forms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation. Until all Indebtedness is paid in full, Guarantor waives all rights and any defenses Guarantor may have arising out of an election of remedies by Lender. This waiver includes, without limitation, any loss of rights Guarantor may suffer by reason of any rights or protections of Borrower in connection with any anti-deficiency laws or other laws limiting or discharging the Indebtedness or Borrower's obligations. Guarantor waives all rights and protections of any kind that Guarantor may have for any reason, which would affect or limit the

Guaranty Agreement - Unconditional Payment
(ORM Timber Fund III (REIT) Inc./Note No. 6219327)

amount of any recovery by Lender from Guarantor following a nonjudicial sale or judicial foreclosure of any real or personal property Collateral for the Indebtedness, including but not limited to, the right of any fair market value hearing. Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived, include without limitation, those provided by applicable laws of suretyship, guaranty, foreclosure, anti deficiency laws and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety or other person; and further, Guarantor waives any right to participate in any Collateral for the Indebtedness now or hereafter held by Lender.

7.3   If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by Collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a creditor of Borrower within the meaning of the Federal bankruptcy laws.

7.4   Notwithstanding the waivers set forth above and the authorizations of Guarantor provided to Lender in Paragraph 5 hereof, Lender, in Lender's sole discretion, may from time to time condition any of the foregoing actions upon notice to or the consent of Guarantor with or without obtaining the consent of any other guarantors or sureties and or may, and without the duty to do so, from time to time give Guarantor notice of any of the foregoing actions without giving notice to any other guarantor.

8.   Guarantor's Understanding With Respect to Waivers. Guarantor warrants that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any suc;h waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

9.   Lender's Right of Setoff. In addition to all liens upon and rights of setoff against the moneys, Collateral or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty, and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges and transfers to Lender all of Guarantor's right, title and interest in and to, any stock owned by Guarantor held by Northwest Farm Credit Services, ACA in connection with the Indebtedness and to moneys of Guarantor now or hereafter held in any Future Payment Fund Account with Lender, whether or not held jointly with someone else. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing.  Every right of setoff or security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by instrument in writing executed by Lender.

Guaranty Agreement - Unconditional Payment
(ORM Timber Fund III (REIT) Inc./Note No. 6219327)

I 0.   Subordination of Borrower's Debts to Guarantor. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims that it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assigrunent shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute and file financing statements and to execute such other document and to take such other actions, as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

11.   Default. Upon an event of default by Borrower under the Loan Documents, Lender may make demand upon Guarantor for payment of the Indebtedness of Borrower. In such event, Guarantor shall promptly pay Lender the full amount of the Indebtedness of Borrower, or such portion as then demanded by Lender, and failure to so pay shall constitute an event of default hereunder, which shall entitle Lender to exercise its rights and remedies under this Guaranty, under any other agreement, if any, between Lender and Guarantor, and under applicable law, with respect to the Collateral, all of which rights and remedies shall be cumulative and not exclusive.

12.   Financial Condition of Borrower. Guarantor delivers this Guaranty based solely on its independent investigation of Borrower's financial condition and Guarantor assumes full responsibility for obtaining any further information.

13.   Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

13.1           Integration, Amendment. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof, and all prior negotiations, drafts and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty and that Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty, the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this Guaranty. No alteration or amendment to this Guaranty shall be effective, unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

Guaranty Agreement - Unconditional Payment
(ORM Timber Fund III (REIT) Inc./Note No. 6219327)

13.2  Applicable  Law.    This  Guaranty  shall  be  governed,  interpreted  and construed  111 accordance with the laws of the State of Washington.

13.3  Jurisdictional Consent. Guarantor irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Washington, in any action or proceeding relating to this Guaranty and waives any and all claims that such forum is inconvenient or that there is a more convenient forum located elsewhere.

13.4  Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by facsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at such addresses as either party may designate to the other party in writing. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

13.5  Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower" and "Lender" include the heirs, successors, assigns and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provisions of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances.

13.6  Lender's Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's right or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases, such consent may be granted or withheld in the sole discretion of Lender.

Guaranty Agreement - Unconditional Payment
(ORM Timber Fund III (REIT) Inc./Note No. 6219327)

13.7   Credit Bureau Inquiries. Guarantor authorizes Lender to obtain business credit bureau reports on Guarantor at any time.

13.8   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

13.9   WAIVER      OF     JURY     TRIAL.         GUARANTOR     AND     LENDER    HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING  OUT OF  OR RELATING TO THIS LOAN  DOCUMENT AND ANY FUTURE MODIFICATIONS , AMENDMENTS, EXTENSIONS, RESTATEMENTS AND  SERVICING  ACTIONS   RELATING   TO  THIS LOAN  DOCUMENT.  THE  PARTIES  INTEND  THAT  THIS  JURY WAIVER  WILL  BE ENFORCED TO THE MAXIMUM EXTENT ALLOWED BY LAW.

14.    Survival. Insofar as this Guaranty relates to Borrower's obligations to indemnify Lender pursuant to the terms of any indemnity provided to Lender by Borrower or an affiliate of Borrower in connection with the Indebtedness being guaranteed hereunder , this Guaranty shall survive repayment of the Loan or foreclosure or acceptance of a deed in lieu of foreclosure by Lender.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A  DEBT  ARE NOT ENFORCEABLE UNDER WASHING TON LAW.

Dated : October 14, 2014

ORM Timber Fund III LLC
By: Olympic Resource Management LLC, its
Manager By: Pope MGP, Inc., its Managing
Member

Its:  President and CEO

ORM Timber Fund III (Foreign) LLC
By: Olympic Resource Management LLC, its Manager
By: Pope MGP, Inc., its Managing Member

By:
Its:  President and CEO

Guaranty Agreement - Unconditional Payment
(ORM Timber Fund III (REIT) Inc./Note No. 6219327)